UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): April 10, 2014

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd., Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 10, 2014, ION Geophysical Corporation (the “Company”) commenced an offer to exchange up to $175,000,000 principal amount of its 8.125% Senior Secured Second Priority Notes due 2018 registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like aggregate principal amount of the Company’s outstanding 8.125% Senior Secured Second Priority Notes due 2018 not registered under the Securities Act that were issued and sold in a private offering that closed on May 13, 2013. On April 9, 2014, the Securities and Exchange Commission (the “SEC”) declared effective the Company’s registration statement on Form S-4 relating to the exchange notes to be issued in the exchange offer. Unless extended, the exchange offer will expire at 5:00 p.m., New York City time, on May 9, 2014.

The disclosures in this Current Report on Form 8-K do not constitute an offer to purchase any securities or the solicitation of an offer to sell any securities. The exchange offer is being made only pursuant to the Company’s prospectus dated April 10, 2014, which has been filed with the SEC, and only to such persons and in such jurisdictions as is permitted under applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2014	ION GEOPHYSICAL CORPORATION
By: /s/ DAVID L. ROLAND David L. Roland Senior Vice President, General Counsel and Corporate Secretary

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